                                                         EXHIBIT 99(a)

                         BIGMAR, INC. AND SUBSIDIARIES
                       VALUATION AND QUALIFYING ACCOUNTS
                          YEAR ENDED DECEMBER 31, 1998


Column A                                       Column B    Column C      Column D      Column E

                                                           Additions
                                              Balance at   Charged to                  Balance at
                                              Beginning    Costs and                   Beginning
Description                                   of Period     Expenses     Deductions    of Period
-----------                                   ----------   -----------   -----------   ----------

Reserve deducted from accounts receivable:
Allowance for doubtful accounts               $        0   $         0   $         0   $        0

                                                         EXHIBIT 99(a)

                         BIGMAR, INC. AND SUBSIDIARIES
                       VALUATION AND QUALIFYING ACCOUNTS
                          YEAR ENDED DECEMBER 31, 1997


Column A                                       Column B    Column C      Column D       Column E

                                                           Additions
                                              Balance at   Charged to                   Balance at
                                              Beginning    Costs and                    Beginning
Description                                   of Period     Expenses     Deductions     of Period
-----------                                   ----------   -----------   -----------    ----------

Reserve deducted from accounts receivable:
Allowance for doubtful accounts               $   44,703   $         0   $   44,703(1)  $        0

(1) Includes the effect of foreign currency translation

                                                         EXHIBIT 99(a)

                         BIGMAR, INC. AND SUBSIDIARIES
                       VALUATION AND QUALIFYING ACCOUNTS
                          YEAR ENDED DECEMBER 31, 1996


Column A                                       Column B    Column C      Column D       Column E

                                                           Additions
                                              Balance at   Charged to                   Balance at
                                              Beginning    Costs and                    Beginning
Description                                   of Period     Expenses     Deductions     of Period
-----------                                   ----------   -----------   -----------    ----------

Reserve deducted from accounts receivable:
Allowance for doubtful accounts               $   51,948   $         0   $    7,245(1)  $   44,703

(1) Includes the effect of foreign currency translation